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                                                                     EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-99724, 33-87432, 33-50244, 33-93198 and
333-11913.
                                                        /s/ Arthur Andersen LLP
                                                        Arthur Andersen LLP

Boston, Massachusetts
March 21, 1997